Exhibit 99.1

Validus Holdings, Ltd. Bermuda Commercial Bank Building 19 Par-la-Ville Road Hamilton, HM 11 Bermuda

May 2, 2008	Mailing Address:
Suite 1790 48 Par-la-Ville Road Hamilton, HM 11 Bermuda

Telephone: (441) 278-9000 Facsimile: (441) 278-9090 Website: www.validusre.bm
ADDITIONAL DISCLOSURE ON THE VALIDUS HOLDINGS, LTD. (“VALIDUS”)
CONSOLIDATED INVESTMENT PORTFOLIO (THE “PORTFOLIO”)
As of March 31, 2008, the Portfolio had a market value of $3,240.9 million. Validus is providing the following additional disclosure on the composition of its Portfolio in response to the continued volatility in the global credit markets.
Validus Mortgage-Backed And Asset-Backed Securities Portfolio
Market Values (in USD MM) as of March 31, 2008

	RATING
	Gov’t	AAA	AA	A	BBB	BB	B	Other	Total
Mortgage-Backed Securities
Residential Mortgage-Backed GNMA	21.6	—	—	—	—	—	—	—	21.6
FNMA	214.8	—	—	—	—	—	—	—	214.8
Freddie Mac	194.8	—	—	—	—	—	—	—	194.8

Total Agency RMBS	431.2	—	—	—	—	—	—	—	431.2
Non-Agency RMBS — Prime	—	188.2	—	—	—	—	—	—	188.2
Non-Agency RMBS — Alt-A	—	117.8	—	—	—	—	—	—	117.8

Total Residential Mortgage-Backed	431.2	306.0	—	—	—	—	—	—	737.2
Commercial Mortgage-Backed	—	233.5	—	—	—	—	—	—	233.5

Total Mortgage-Backed Securities	431.2	539.5	—	—	—	—	—	—	970.7
Asset-Backed Securities
Sub Prime	—	17.6	—	—	—	—	—	—	17.6
Credit Cards	—	31.4	—	—	—	—	—	—	31.4
Autos	—	126.6	—	—	—	—	—	—	126.6
Stranded Cost & UK ABS	—	20.7	—	—	—	—	—	—	20.7

Total Asset-Backed Securities	—	196.3	—	—	—	—	—	—	196.3

Total Asset-Backed and Mortgage- Backed Securities									1,167.0

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Residential Mortgage Backed Securities (“RMBS”) (22.8% of total cash and investments*)
GSE RMBS (13.3%)
The Portfolio contains $431.2 million in GSE residential mortgage-backed securities.
Validus’ GSE RMBS allocation has a weighted-average effective duration of 2.3 years, a market price of 102.4 and corresponding yield of 4.56%, a book yield of 5.27% and an unrealized gain of approximately $6.7 million.
Non-Agency RMBS — Prime (5.8%)
The Portfolio’s $188.2 million prime non-Agency RMBS allocation consists entirely of AAA rated securities. 58% of Validus’ prime non-Agency allocation consists of securities whose loans were originated in 2005 and prior; 23% of the prime RMBS allocation was issued in 2006. The allocation has a weighted average current credit enhancement of 7.7%, which continues to increase as the securities pay down. The allocation has a weighted-average FICO score of 740 and a loan-to-value ratio of 68.0%.
Validus’ overall prime non-agency allocation has a weighted-average effective duration of 2.7 years; a market price of 95.71 and corresponding yield of 6.25%; an equivalent weighted-average book yield of 5.63%; and an unrealized loss of approximately $5.3 million.
Non-Agency RMBS — Alt-A (3.6%)
The Portfolio’s $117.8 million Alt-A non-Agency RMBS allocation consists entirely of AAA rated securities. 46% of Validus’ Alt-A non-Agency allocation consists of securities whose loans were originated in 2006 and prior. The allocation has a weighted average current credit enhancement of 26.5%, which continues to increase as the securities pay down. The allocation has a high weighted-average FICO score of 713 and a loan-to-value ratio of 78.2%.
Validus’ overall Alt-A non-agency allocation has a weighted-average effective duration of 2.5 years; a market price of 80.74 and corresponding yield of 16.81%; a book yield of 5.41%; and an unrealized loss of approximately $27.8 million.
The following table shows market values by vintage year and rating:
Market Values (in USD MM) of Alt-A non-Agency RMBS by Vintage Year & Rating

Vintage	AAA	AA	A	BBB	BB and below	Total
2007	63.2	—	—	—	—	63.2
2006	26.5	—	—	—	—	26.5
2005	25.1	—	—	—	—	25.1
2004 and prior	3.0	—	—	—	—	3.0

Total	117.8	—	—	—	—	117.8
ABS (6.1% of total cash and investments *)
Auto & Credit Card ABS — Non-Sub Prime (5.5%)
The Portfolio’s $178.7 million allocation to ABS consists entirely of AAA rated securities. The ABS portfolio excluding Sub Prime consists of auto, credit card, stranded cost and UK ABS. 72% of Validus’ auto- and credit card-backed allocation consists of securities whose loans were originated in 2006 and prior.
Validus’ ABS allocation, excluding Sub Prime, has a weighted-average effective duration of 0.9 years; a market price of 101.02 and corresponding yield of 3.93%; a book yield of 4.97% and an unrealized gain of approximately $1.2 million.

*	Total cash and investments at 03/31/08 (MMs) = $3,240.9

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Home Equity ABS — Sub Prime (0.5%)
The Portfolio’s $17.6 million sub prime HEL ABS allocation consists entirely of AAA rated securities. 68% of Validus’ sub prime allocation consists of securities issued in 2006 and prior. The allocation has a weighted-average current credit enhancement of 34.0% and very short weighted-average life of 0.98 years. The credit enhancement will continue to increase as the securities pay down. The securities have a weighted-average FICO score of 634 and a loan-to-value ratio of 79.5%.
Validus’ overall home equity-backed ABS allocation has a weighted-average effective duration of 0.2 years; a market price of 95.36 and corresponding yield of 10.29%; a book yield of 3.24%; and an unrealized loss of approximately $958,000.
The following table shows market values by vintage year and rating:
Market Values (in USD MM) of Sub prime HEL ABS by Vintage Year & Rating

Vintage	AAA	AA	A	BBB	BB and below	Total
2007	5.6	—	—	—	—	5.6
2006	11.2	—	—	—	—	11.2
2005	—	—	—	—	—	—
2004 and prior	0.8	—	—	—	—	0.8

Total	17.6	—	—	—	—	17.6
CMBS (7.2% of total cash and investments *)
The Portfolio’s $233.5 million CMBS allocation is well-diversified and consists solely of AAA rated stable, seasoned deals that have collateral with transparent histories. 65% of Validus’ CMBS allocation consists of securities issued in 2004 and prior; 16% of the portfolio’s allocation was issued in 2005 and 2006. The allocation has a weighted average current credit enhancement of 32.0%, which continues to increase as the securities pay down. The average loan-to-value ratio is 69.7% and the debt service coverage ratio in excess of 1.63.
Validus’ overall CMBS allocation has a weighted-average effective duration of 2.9 years; a market price of 99.31 and corresponding yield of 5.94%; a book yield of 5.27%; and an unrealized loss of approximately $3.0 million.
Validus Analysis of Exposure To Financial Guarantors
As of March 31, 2008, the Portfolio has approximately $12.4 million of insurance enhanced asset backed securities (“Insured Investments”) that have no underlying credit ratings. Detail by insurer for the Insured Investments is as follows:

	Market Value	% of Cash and
Insurer	($MMs)	Investments
FSA	$7.3	0.22%
AMBAC	2.9	0.09%
MBIA	2.2	0.07%

	$12.4	0.38%

*       Total cash and investments at 03/31/08 (MMs) = $3,240.9

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The following table presents the Portfolio by rating category at March 31, 2008, with the Insured Investments shown at the then applicable rating or at the underlying rating without giving effect to insurance enhancement:

Uninsured Investments			Insured Investments			Underlying Ratings of Insured			Total Investments			Total Investments
(A)			(B)			(C)			(A) + (B)			(A) + (C)
		Market		Market	Market		Market	Market		Market	Market		Market	Market
Rating	Market Value ($ MM)	Value (%)	Rating	Value ($ MM)	Value (%)	Rating	Value ($ MM)	Value (%)	Rating	Value ($ MM)	Value (%)	Rating	Value ($ MM)	Value (%)
AAA	$2,248.9	81.9%	AAA[1]	$12.4	100.0%	AAA	—	0.0%	AAA	$2,261.3	81.9%	AAA	$2,248.9	81.5%
AA+	45.1	1.7%	AA+	—	0.0%	AA+	—	0.0%	AA+	45.1	1.7%	AA+	$45.1	1.7%
AA	39.2	1.4%	AA	—	0.0%	AA	—	0.0%	AA	39.2	1.4%	AA	$39.2	1.4%
AA-	165.2	6.0%	AA-	—	0.0%	AA-	—	0.0%	AA-	165.2	6.0%	AA-	$165.2	6.0%
A+	115.7	4.2%	A+	—	0.0%	A+	—	0.0%	A+	115.7	4.2%	A+	$115.7	4.2%
A	89.0	3.2%	A	—	0.0%	A	—	0.0%	A	89.0	3.2%	A	$89.0	3.2%
A-	38.8	1.4%	A-	—	0.0%	A-	—	0.0%	A-	38.8	1.4%	A-	$38.8	1.4%
BBB+	5.6	0.2%	BBB+	—	0.0%	BBB+	—	0.0%	BBB+	5.6	0.2%	BBB+	$5.6	0.2%
NR	—	0.0%	NR	—	0.0%	NR2	12.4	100.0%	NR	—	0.0%	NR2	$12.4	0.4%

Sub-total	$2,747.5	100.0%		$12.4	100.0%		$12.4	100.0%		$2,759.9	100.0%		$2,759.9	100.0%

Cash & Short-term investments										481.0			481.0

Total cash and investments										$3,240.9			$3,240.9

[1]	Includes insured investments without underlying ratings

[2]	The insured investments have no underlying ratings.

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